Exhibit 99.1

Tianci International, Inc. Reports Fiscal Year 2025 Financial Results

HONG KONG/RENO, Nevada, October 3, 2025 /Globe Newswire/– Tianci International, Inc. (the "Company” or “Tianci”), a global logistics service provider specializing in ocean freight forwarding, today announced its financial results for the fiscal year ended July 31, 2025.

Fiscal Year 2025 Highlights:

•	The Company raised net proceeds of $5,217,937 from a public offering of 1,750,000 shares of common stock. On closing of the offering, the Company’s common stock was listed for trading on the Nasdaq Capital Market.

•	Revenue increased, year-to-year, by 8%, from $8,617,265 in fiscal year 2024 to $9,282,997 in fiscal year 2025. Global logistics continued to yield 97% of the Company’s total revenue.

•	Operating expenses increased from $886,876 in fiscal year 2024 to $3,158,038 in fiscal year 2025, primarily as a result of transactions related to the Company’s listing on Nasdaq. As a result, the Company incurred a net loss of $2,686,357 in fiscal 2025, after recording net income of $110,320 in fiscal 2024.

Financial Results

Revenue from logistics operations for the year ended July 31, 2025, which represented 97% of the Company’s overall revenue in that period, increased by 8% from the revenue generated by logistics operations during the year ended July 31, 2025. However, the cost of revenue increased by 17% from fiscal year 2024 to fiscal year 2025, as demand for logistics services waned due to concerns about the implementation of tariffs, while shipping companies in the Southeast Asia market increased their pricing in an effort to offset the decline in demand for their services. As a result of the increase in cost of revenue, the Company’s gross profit margin decreased from 12.24% in fiscal 2024 to 4.85% in fiscal 2025.

To reduce the effect of declining demand in the Southeast Asia market, the Company intends to reorient its focus towards long-distance shipping lines, which generally produce higher profit margins. In particular, the Company has been accumulating an inventory of bulk chrome and manganese ore for the purpose of entering into the global commodity trade arena. By applying its core resource control capabilities and supply chain integration strengths with an in-house demand for shipping services, the Company looks to release itself from dependence on local demand for shipping services.

Completion of our public offering of 1,750,000 common shares for net proceeds of $5,217,937 left the Company with working capital totaling $2,906,601 at July 31, 2025. The Company intends to use the greater portion of its working capital to expand its presence in the market for logistics services.

About Tianci International, Inc.

Tianci International Inc., through its subsidiary Roshing, provides global logistics services specializing in ocean freight forwarding, including container and bulk goods shipping. Operating under an asset-light model, Roshing’s logistics solutions are tailored to meet the diverse needs of its customers across the Asia-Pacific, including Japan, South Korea, and Vietnam. Beyond logistics, the Company generates revenue from the sale of electronic parts and business consulting services. The Company’s mission is to provide customers with efficient, reliable, and safe shipping services that create value.

For more information, please visit the Company’s website: tianci-ciit.com

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Forward-Looking Statements

Certain statements in this announcement are forward-looking statements that involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “will,” “would,” “should,” “could,” “may” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results. The Company encourages investors to review other factors that may affect its future results that are discussed in the Company's filings with the U.S. Securities and Exchange Commission.

For investor and media inquiries, please contact:

Tianci International, Inc.

Investor Relations

Email: ir@rqscapital.com

Financial Summary Tables

The following financial information should be read in conjunction with the audited financial statements and accompanying notes filed by the Company with the Securities and Exchange Commission on Form 10-K for the period ended July 31, 2025, which can be viewed at www.sec.gov and in the investor relations section of the Company’s website at www.tianci-ciit.com.

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(EXPRESSED IN UNITED STATES DOLLARS)

	July 31,	July 31,
	2025	2024

ASSETS
Current assets:
Cash	$2,405,352	$413,129
Prepayment and other current assets	382,554	1,820
Inventory	215,346	–
Deferred offering costs	–	495,356
Total current assets	3,003,252	910,305

Other assets:
Lease security deposit	23,174	1,656
Lease right-of-use asset	119,545	–
Total non-current assets	142,719	1,656

TOTAL ASSETS	$3,145,971	$911,961

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,554	$–
Income taxes payable	16,117	62,204
Due to related parties	–	2,271
Lease liability-current	57,903	–
Accrued liabilities and other payables	5,077	57,476
Total current liabilities	97,651	121,951

Lease liability - noncurrent	61,403	–

Total liabilities	159,054	121,951

Commitments and contingencies	–	–

Stockholders’ equity:
Series A Preferred stock, $0.0001 par value; 80,000 shares authorized; no shares issued and outstanding as of July 31, 2025 and 2024	–	–
Series B Preferred stock, $0.0001 par value; 80,000 shares authorized; 80,000 shares issued and outstanding as of July 31, 2025 and 2024	8	8
Undesignated preferred stock, $0.0001 par value; 19,920,000 shares authorized; no shares issued and outstanding	–	–
Common stock, $0.0001 par value, 100,000,000 shares authorized; 16,531,803 and 14,781,803 shares issued and outstanding as of July 31, 2025 and 2024	1,653	1,478
Additional paid-in capital	5,845,505	962,416
Accumulated deficit	(2,862,860)	(222,071)
Total stockholders' equity attributable to TIANCI INTERNATIONAL, INC.	2,984,306	741,831
Non-controlling interest	2,611	48,179

Total stockholders’ equity	2,986,917	790,010

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,145,971	$911,961

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 TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the years ended July 31,
	2025	2024

OPERATING REVENUES
Global logistics services	$9,006,407	$8,320,402
Other revenue	276,590	296,863
Total Operating Revenues	9,282,997	8,617,265

COST OF REVENUES
Global logistics services	8,652,742	7,432,806
Other revenue	180,132	129,280
Total Cost of Revenues	8,832,874	7,562,086

Gross profit	450,123	1,055,179

Operating expenses:
Selling and marketing	230,778	365,992
General and administrative	2,927,260	520,884
Total operating expenses	3,158,038	886,876

Income (loss) from operations	(2,707,915)	168,303

Other income (loss) net	27,391	(22,077)

Income (loss) before provision for income taxes	(2,680,524)	146,226
Provision for income taxes	5,833	35,906

Net income (loss)	(2,686,357)	110,320
Less: net income (loss) attributable to non-controlling interest	(45,568)	55,870

Net income (loss) attributable to TIANCI INTERNATIONAL, INC.	$(2,640,789)	$54,450

Weighted average number of common shares*
Basic and diluted	15,270,040	10,560,950

Income (loss) per common share attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$(0.17)	$0.01

Weighted average number of preferred shares A*
Basic and diluted	–	37,260

Income (loss) per preferred share A attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$–	$0.01

Weighted average number of preferred shares B*
Basic and diluted	80,000	21,319

Income (loss) per preferred share B attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$(0.17)	$0.01

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the years ended July 31,
	2025	2024

Cash flows from operating activities:
Net income (loss)	$(2,686,357)	$110,320
Adjustments to reconcile net income (loss) to net cash
Amortization of operating lease right-of-use asset	4,937	356
Warrants issuance to consultant	158,412	–
Debt forgiven by related party	–	(24,953)
Change in operating assets and liabilities:
Prepayment and other current assets	(380,737)	(70)
Inventory	(215,346)	–
Lease security deposit	(21,518)	(114)
Advances from customers	–	(29,070)
Accounts payable	18,554	(777)
Income taxes payable	(46,087)	35,906
Operating lease liabilities	(5,177)	(356)
Accrued liabilities and other payables	(52,395)	21,498
Net cash (used in) provided by operating activities	(3,225,714)	112,740

Cash flows from financing activities:
Repayment of working capital advance to related party	(10,771)	(28,083)
Operating expenses directly paid by shareholders	–	139
Working capital advance from related party	8,500	54,134
Proceeds received from public or private offerings	5,439,333	513,213
Deferred offering costs incurred	(219,125)	(495,356)
Net cash provided by financing activities	5,217,937	44,047

Net increase in cash	1,992,223	156,787
Cash, beginning	413,129	256,342
Cash, ending	$2,405,352	$413,129
		–
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$–	$–
Income taxes	$51,920	$–

Non-Cash Activities:
Early termination of right-of-use assets and lease liabilities	$–	$6,080
Conversion of liabilities to common stock	$–	$445,109
Conversion of preferred stock to common stock	$–	$800
Deferred offering costs net against proceeds from public offering	$714,481	$–
Initial recognition of right-of-use assets and lease liabilities, net of disposal	$124,483	$–

*   *   *   *   *

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